UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2014

RICE ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36273	46-3785773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Woodcliff Drive

Canonsburg, Pennsylvania 15317

(Address of Principal Executive Offices)

(Zip Code)

(724) 746-6720

(Registrant’s Telephone Number, Including Area Code)

171 Hillpointe Drive, Suite 301

Canonsburg, Pennsylvania 15317

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2014, Rice Drilling B LLC (“Rice Drilling B”), a wholly owned subsidiary of Rice Energy Inc. completed an acquisition of approximately 22,000 net acres and 12 developed Marcellus wells in western Greene County, Pennsylvania (the “Greene County Acquisition”) from Chesapeake Appalachia, L.L.C. and Statoil USA Onshore Properties Inc. (collectively, the “Sellers”) pursuant to a purchase and sale agreement, dated as of June 11, 2014 by and among Rice Drilling B and the Sellers (the “Purchase Agreement”) for aggregate cash consideration of approximately $329 million (the “Purchase Price”), subject to customary post-closing adjustments. The Purchase Price was funded by cash on hand. The effective date for the Greene County Acquisition is February 1, 2014.

The foregoing description of the Purchase Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Current Report on Form 8-K. Such financial statements will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated July 11, 2014, by and among Rice Drilling B LLC, Chesapeake Appalachia, L.L.C. and Statoil USA Onshore Properties Inc.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ENERGY INC.

By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

Dated: August 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated July 11, 2014, by and among Rice Drilling B LLC and Chesapeake Appalachia, L.L.C. and Statoil USA Onshore Properties Inc.

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

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